                                AMENDMENT NO. 1
                                       TO
                               PURCHASE AGREEMENT

THIS AMENDMENT NO.1 ("Amendment") effective as of this 22nd day of November, 1999 is made by and between Nortel Networks, Inc. ("Nortel Networks") with offices located at 4010 E. Chapel Hill - Nelson Hwy., Research Triangle Park, North Carolina 27709 and Log on America, Inc. ("Company") with offices located at 3 Regency Plaza, Providence, RI 02903.

WHEREAS, the parties entered into a master purchase agreement dated May 18, 1999 ("Agreement") for the purchase of various products and services and capitalized terms not otherwise defined herein have their respective meanings set forth in the Agreement;

WHEREAS, in order to document a new multi-product commitment, the parties agree to add terms and conditions for the purchase of certain additional products to the Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein set forth, the parties agree as follows:

1. Section 1.(d) of the Agreement is hereby deleted in its entirety and replaced with the following:

     d) Company commits to purchase and pay for an aggregate net amount of "Products and Services as identified in Exhibit B ("Committed Products") prior to December 31, 2001. Such Committed Products shall be purchased under the terms and conditions of this Agreement, or under the superseding provisions of a lease or loan agreement. ("Financing Agreement") which the parties intend to negotiate prior to shipment of those Committed Products. Any Committed Products for which Company chooses to use funds from the Financing Agreement shall hereinafter be referred to as "Financed Product." The total purchase of the Committed Products shall be for an aggregate net amount of forty-seven million one hundred sixty-six thousand five hundred and thirty dollars ($47,166,530) ("Commitment"). In the event Company does not purchase and pay for the totl net amount of the Commitment by December 31, 2001 then Nortel Networks shall on or about December 31, 2001, the parties may mutually agree in writing to extend the date by which the Commutment must be fulfilled from Decmeber 31, 2001 to a date no later than June 30, 2002. Notwithstanding anything to the contrary contained herein, Company may at any time cancel and/or refuse to purchase and pay for any portion of the Services defined within the term of Committed Products up to and including six million seven hundred fifty-four thousand three hundred and eight dollars ($6,754,308) of the Commitment.

2. A new Section 1.e) is hereby added to the Agrement as follows:
     c) Nortel Networks and Company intend to enter into a separate promotional allowance agreement on or before January 31, 2000.

3. Exhibit B of the Agreement shall be deleted in its entirety and replaced with Exhibit B attached hereto.

4. For purposes of this Agreement "Shasta Products" shall mean Products listed under the heading "Shasta" in Exhibit B.

5. Exhibit A, Supplemental Terms Annex shall be amended by adding in the reference to Article 9, Section a) the following warranty periods;


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Data Product        Hardware                   Software                 Services
-------------------------------------------------------------------------------------------------
Shasta Products     12 months from ship date   90 days from ship date   12 months from completion
-------------------------------------------------------------------------------------------------


6. Attachment I to Exhibit A Supplemental Terms Annex shall be amended by adding
   F. Shasta Products.

Except as expressly amended above, all provisions of the Agreement shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.

LOG ON AMERICA, INC.                      NORTEL NETWORKS, INC.

By: /s/                                   By:
   -----------------------------             ----------------------------
         (signature)                               (signature)

Title: CE                                 Title:
      --------------------------                -------------------------

Date:    /  /99                           Date:
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